PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property and Equipment

Property and equipment as of December 31, 2012 and 2011 consist of the following:

	2012	2011
Computer equipment and software	$17,721	$17,721
Office furniture and equipment	52,242	52,242
Leasehold improvements	8,449	8,449
Total property and equipment	78,412	78,412
Accumulated depreciation	(53,575)	(39,739)
Total property and equipment, net	$24,837	$38,673